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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 22, 2001
       -----------------------------------------------------------------

                            MDI ENTERTAINMENT, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-24919                 73-1515699
         --------                       -------                 ----------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                                 201 Ann Street
                          Hartford, Connecticut 06103
                          ---------------------------
                        (Address of principal executive
                          offices including zip code)

                                 (860) 527-5359
                                 --------------
                        (Registrant's telephone number,
                              including area code)


                                      N.A.
                                      ----
         (Former name or former address, if changed since last report)


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This Form 8-K contains forward-looking statements. Such statements involve various risks that may cause actual results to differ materially from those expressed in such forward looking statements. These risks and uncertainties include risks detailed from time to time in MDI Entertainment, Inc.'s filings with the Securities and Exchange Commission including, but not limited to, those described in the Form 10-KSB and Form 10-KSB/A, filed April 2, 2001 and April 25, 2001, respectively.

Item 5: Other Events

       Effective August 22, 2001, MDI Entertainment, Inc. ("MDI") was accepted to trade on the Over-The-Counter Bulletin Board. Prior to trading on the OTC Bulletin Board, MDI requested Nasdaq to remove its listing from the SmallCap Market. See MDI's Press Release, dated August 22, 2001, relating to these events, which is attached hereto as Exhibit 99.1. The information contained in the August 22, 2001 Press Release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Description
-----------       -----------

99.1              Press Release, dated August 22, 2001.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MDI ENTERTAINMENT, INC.
                                             (Registrant)


Dated  August 22, 2001                  By: /s/ Steven M. Saferin
       ---------------                     -------------------------------------
                                           Steven M. Saferin
                                           President and Chief Executive Officer



                                 EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press Release, dated August 22, 2001.